UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Neutron Enterprises, Inc.

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NEUTRON ENTERPRISES, INC
450 Matheson Boulevard, East, Unit 67
Mississauga, Ontario, CN L4Z IR5
905-238-1777

June 29, 2006

Dear Stockholder:

     You are cordially invited to attend the 2006 Annual Meeting of Stockholders of Neutron Enterprises, Inc. on Thursday, August 3, 2006, at 10:00 a.m., local time, at 450 Matheson Blvd East, Unit 67, Mississauga, Ontario, Canada.

     The Notice of Annual Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

     It is important that your shares be represented at this meeting. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your proxy in the enclosed envelope, as soon as possible . Your stock will be voted in accordance with the instructions you have given in your proxy. Whether or not you plan to attend the meeting, we urge you to complete, date and sign the enclosed proxy card and return it at your earliest convenience in the enclosed envelope.

     Our Board of Directors and management look forward to seeing you at the meeting. Thank you for your continued support.

Sincerely yours,

________________________
Andrew Gertler Chairman of the Board of Directors

NEUTRON ENTERPRISES, INC
450 Matheson Boulevard, East, Unit 67
Mississauga, Ontario, CN L4Z IR5
905-238-1777

Notice of Annual Meeting of Stockholders

     The 2006 Annual Meeting of Stockholders of Neutron Enterprises, Inc. will be held on Thursday, August 3, 2006, at 10:00 a.m., local time, at 450 Matheson Blvd. East, Unit 67, Mississauga, Ontario, Canada, for the following purposes:

1.	To elect directors.

2.	To approve an amendment to our Articles of Incorporation to increase the number of shares of common stock we are authorized to issue from 100,000,000 to 200,000,000.

3.	To approve an amendment to our Articles of Incorporation to authorize 10,000,000 shares of preferred stock.

4.	To approve an amendment to our Articles of Incorporation to limit the liability of and indemnify our directors and officers to the fullest extent permitted by applicable Nevada law.

5.	To approve an amendment to our Articles of Incorporation to permit us to engage in any lawful activity.

6.	To approve our Amended And Restated Articles of Incorporation.

7.	To approve our Amended 2005 Stock Plan.

8.	To ratify the appointment of Staley, Okada & Partners as our independent auditors for the fiscal year ending December 31, 2006.

9.	To transact such other business as may properly come before the meeting.

     Holders of common stock of record at the close of business on June 29, 2006 are entitled to notice of and to vote at the Annual Meeting, or any adjournment(s) or postponement(s) thereof. The Annual Meeting may be adjourned from time to time without notice other than by announcement at the Annual Meeting. We are providing a copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 with this proxy statement.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

By order of the Board of Directors,

________________________
Andrew Gertler Chairman of the Board of Directors

June 29, 2006

NEUTRON ENTERPRISES, INC
450 Matheson Boulevard, East, Unit 67
Mississauga, Ontario, CN L4Z IR5
905-238-1777

________________

PROXY STATEMENT
________________

     This Proxy Statement contains information related to the 2006 Annual Meeting of stockholders of Neutron Enterprises, Inc. to be held on Thursday, August 3, 2006, at 10:00 a.m., local time, at 450 Matheson Blvd. East, Unit 67, Mississauga, Ontario, Canada, and at any postponements or adjournments thereof, for the purposes set forth in the attached Notice of Annual Meeting. This proxy statement and the enclosed proxy card are being mailed to our stockholders on or about June 30, 2006.

VOTING AT THE ANNUAL MEETING

Who Can Vote

     Only stockholders of record at the close of business on June 29, 2006, the record date, are entitled to notice of and to vote at the Annual Meeting, and at any postponement(s) or adjournment(s) thereof. As of June 29, 2006, 45,730,000 shares of our common stock, par value $.001 per share, were issued and outstanding. Holders of our common stock are entitled to one vote per share for each other proposal presented at the Annual Meeting.

How to Vote; How Proxies Work

     The Board of Directors is asking for your proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy. Please complete, date and sign the enclosed proxy card and return it at your earliest convenience. We will bear the costs incidental to the solicitation and obtaining of proxies, including the costs of reimbursing banks, brokers and other nominees for forwarding proxy materials to beneficial owners of our common stock. Proxies may be solicited by our officers and employees, without extra compensation, by mail, telephone, telefax, personal interviews and other methods of communication.

     At the Annual Meeting, and at any postponements or adjournments thereof, all shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting and not revoked will be voted as instructed on those proxies. If no instructions are indicated on a properly executed proxy, the shares of common stock represented by the proxies will be voted:

     (i) FOR, the election of each of the nominees named below as directors;

     (ii) FOR, each of the amendments to the Company’s Articles of Incorporation;

     (iii) FOR, the approval of the Company’s Amended 2005 Stock Plan;

     (iv) FOR, the ratification of Staley, Okada & Partners as the Company’s independent auditors; and

     (v) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

What Constitutes a Quorum

     The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum for the transaction of business.

What Vote is Required

     Directors are elected by a plurality of the votes cast with a quorum present. The three persons who receive the greatest number of votes of the holders of common stock represented in person or by proxy at the Annual Meeting will be elected directors of the Corporation. Each proposal to amend the Articles of Incorporation requires the affirmative vote of the holders of a majority of the outstanding common stock entitled to vote. The proposals to approve the Company’s Amended 2005 Stock Plan and to ratify the appointment of our independent auditor require that the number of votes cast in favor of such proposal exceeds the number of votes cast against such proposal.

How Abstentions and Broker Non Votes Are Treated

     Abstentions will be counted as shares that are present for purposes of determining a quorum. For the election of directors, abstentions are excluded entirely from the vote and do not have any effect on the outcome. For the approval of each of the amendments to the Company’s Articles of Incorporation, abstentions have the practical effect of a vote against the proposal. For approval of the 2006 Stock Incentive Plan and ratification of Staley, Okada & Partners as the Company’s independent auditors, abstentions will not be counted as votes cast for or against such proposals.

     Broker non-votes occur when a broker or other nominee holding shares for a beneficial owner does not have discretionary voting power on a matter and has not received instructions from the beneficial owner. Broker non-votes are included in the determination of the number of shares represented at the Annual Meeting for purposes of determining whether a quorum is present. For the election of directors, broker non-votes have no effect on the outcome of the election. For the approval of each of the amendments to the Company’s Articles of Incorporation broker non-votes have the practical effect of a vote against such proposal. For approval of the Company’s Amended 2005 Stock Plan and ratification of Staley, Okada & Partners as the Company’s independent auditors, broker non-votes will not be counted as votes cast for or against such proposals. Whether brokers have discretion to vote on other proposals and, if they do not, the effects of broker non-votes on such other proposals will depend on the nature of such other proposals.

How to Revoke

     Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by our Corporate Secretary, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Annual Meeting. The mere presence at the Annual Meeting of the person appointing a proxy does not, however, revoke the appointment. If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Annual Meeting.

PROPOSAL ONE

ELECTION OF DIRECTORS

     At the Annual Meeting, four directors are to be elected (which number shall constitute our entire Board of Directors) to hold office until the 2007 Annual Meeting of Stockholders, and until their successors shall have been elected and qualified or until their earlier resignation or removal. The holders of common stock, voting as a class, will elect each such director.

     It is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby, unless otherwise specified in the proxy, for the election as directors of the persons whose names and biographies appear below. All nominees except Rory Olson, are, at present, members of our Board of Directors. In the event any of the nominees should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by our Board of Directors. Our Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected. The nominees for election to our Board of Directors are as follows:

Name	Age	Director Since	Positions Held
Andrew M. Gertler	45	2004	Chairman and Director
Paul Denommee	49	2004	Director
F. Bryson Farrill	78	2006	Director
Rory Olson	47	—	Chief Executive Officer

     The principal occupations and business experience, for at least the past five years, of each nominee are as follows:

     Andrew M. Gertler, age 46, has been Chairman and member of the Board of Director of the Company since August 2004 and served as President of the Company from August 2004 until June 26, 2006. From 2001 to March 2004, Mr. Gertler served as Managing Director of Gestion Jean-Paul Auclair Inc. a private equity firm. From 1997 to April 2001, he served as director and held various executive officer positions with Hudson Advisors Canada, a private Company which acted Real Estate Advisory Company provided asset management services across Canada and the United States to both the Lone Star Opportunity Fund and the Brazos Opportunity Fund. He has also served as director of ProMetic Life Science, Inc., a biopharmaceutical company which is traded on the Toronto Stock Exchange (symbol PLI). Mr. Gertler holds a B.Comm from McGill University and an M.B.A. from the Richard Ivey School of Business at the University of Western Ontario.

     Paul Denommee, age 49, has been a director of the Company since July 2004. Paul Denommee has been in the insurance and mortgage brokerage business for over 25 years, with a special focus on insurance fraud. Mr. Denommee is a mortgage broker and principal of Multives for the last five years. Mr. Denommee is past President of the Mortgage Association for the Province of Quebec, and Vice President for Cimble Canadian Institute of Mortgage Lenders and Brokers, which is comprised of over 5,000 mortgage lenders across Canada. Prior experience includes Andrew Hamilton Insurance, based in Ottawa, Canada, where he was the Senior Analyst for Canadian Fraud Investigation Claims, and had similar responsibilities for The Guarantee Company of North America.

     F. Bryson Farrill, age 78, has been a Director of the Company since February 2006. He is also currently a Senior Partner of Belgravia Financial, a European real estate investment company based in London, England, a position he has held since March 2001. Previously, Mr. Farrill was a member of the New York Stock Exchange. Prior to that, he held a variety of senior and executive-level positions, including President of McLeod Young Ltd., and Chairman with McLeod Young Weir International (now Scotia McLeod). He was also a member of the Executive Committee for McLeod Young Weir Ltd. While at McLeod Young Weir Ltd., Mr. Farrill was instrumental in rapidly growing the company and creating a significant international presence by opening offices in London, Paris, Zurich and Geneva, as well as establishing business strategies for Tokyo and Hong Kong. Mr. Farrill currently serves as an Advisor and/or Board Member of several leading companies, including Swiss Medica, Inc., a public company that files reports with the SEC and whose shares are traded on the OTCBB, Balaton Group Inc., Power Technology, Inc., a public company that files reports with the SEC and whose shares are traded on the OTCBB, Crowflight Minerals Inc., and Devine Entertainment, Inc. a public company that files reports with the SEC and whose shares are traded on the Pink Sheets LLC.

     Rory Olson, 47, has been nominated to serve as a director of the Company and has served as our Chief Executive Officer since June 26, 2006. Since March 2004, Mr. Olson has served as Chief Operating Officer of Airborne Entertainment Inc., a Montreal, Canada based publisher of mobile entertainment content, including licensed brands, which are distributed through various wireless partners including Cingular, Verizon and Sprint. Between October 1999 and October 2002, Mr. Olson served as the President and Chief Executive Officer of Surefire Commerce, Inc., a public company that specialized in credit card and debit payment processing and risk management for internet gaming and online shopping companies. In 1998, as Chief Operating Officer of IMPACT Immedia, a Canadian public company, he oversaw the merger of Bell Canada's electronic commerce division into IMPACT Immedia, which created BCE Emergis, which became a leading provider of electronic commerce solutions. In 1995, he co-founded and served as Chief Executive Officer of Totalnet, Inc., an internet service provider which grew to become Canada's largest private internet service provider before it was sold to IMPACT Immedia in 1996.

     The Board unanimously recommends that you vote “FOR”the election of each nominee as director.

CORPORATE GOVERNANCE

The Board of Directors

     Our Board of Directors currently consists of Andrew Gertler, Paul Denommee and F. Bryson Farrill. Pursuant to Item 7 of Schedule 14A of the Securities Exchange Act of 1934, the Board has adopted the definition of "independent director" as set forth in the American Stock Exchange, or AMEX, Company Guide. In applying this definition, the Board has determined that Mr. Farrill qualifies as an "independent director" pursuant to AMEX Company Guide Section 121, and is also independent for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934 and Section 803 of the AMEX Company Guide, applicable to audit committee members.

Election of Directors, Meetings of the Board of Directors, and Related Matters

     Directors are elected at the annual meeting of shareholders, and each director holds office until his successor is duly appointed or elected, unless he sooner resigns or is removed. During the fiscal year ended December 31, 2005, our Board of Directors held four meetings. All members of our Board of Directors attended at least 75% of such meetings of the Board or Directors. We do not have a policy regarding directors’ attendance at annual shareholder meetings and we did not hold such a meeting during the fiscal year ended December 31, 2005.

Committees

     Our Board of Directors has no standing audit, compensation or nominating committee.

Director Nominations

     Our Board of Directors has not created a standing nominating committee. Our directors are actively involved in our business and all are able to contribute valuable insights into the identification of suitable candidates for nomination to the Board. As a result, we believe that it is in our best interest that our entire Board oversee the composition of our Board of Directors and therefore, we have not created a standing nominating committee of the Board. Mr. Farrill satisfies the definition of “independent” established by the American Stock Exchange. Messrs. Gertler and Denommee do not satisfy the definition of “independent” established by the American Stock Exchange.

     Our Board of Directors does not have a policy regarding the consideration of director candidates recommended by security holders. We have not conducted an annual meeting of shareholders since becoming a public company, and we have not received any communication from any shareholder regarding the nomination of any person to serve as a director of the Company. As the Board is integrally involved with the management of the Company, including identifying potential directors, would consider any nomination proposed by any security holder, and has not received any nomination from any security holder, the Company has concluded that its shareholders would not be better served if it adopted a formal policy regarding security holder nominees. Any security holder wishing to nominate any person to serve as a director of the Company should submit such proposal in writing to the attention of Ciaran Griffin, our Chief Financial Officer, at Neutron Enterprises, Inc., 450 Matheson Boulevard East, Unit 67, Mississauga, Ontario, Canada L4Z IR5, together with information regarding such person as is required to be included in a proxy statement regarding the election of such person to our Board of Directors.

     There is no specific minimum qualification that the Board believes must be met by a nominee in order to be appointed or nominated to serve on our Board of Directors. The goal is to identify candidates that bring a high level of skill and judgment derived from significant business and professional experience. The experience and background of each nominee is investigated, considered and evaluated by our Board prior to making any recommendation or appointment. The Board has no particular process for identifying and evaluating nominees for director and there is no difference in the manner in which the Board evaluates nominees for directors based on whether the nominee is recommended by a security holder.

Audit Committee

     Our Board of Directors has not created a standing audit committee of the Board. The functions of the audit committee are currently performed by the full Board of Directors. Mr. Farrill satisfies the definition of “independent” established by the American Stock Exchange as set forth in Section 803 of the American Stock Exchange Company Guide. Messrs. Gertler and Denommee do not satisfy the definition of “independent” established by the American Stock Exchange as set forth in Section 803 of the of the American Stock Exchange Company Guide.

Shareholder Communications

     In light of the limited operations we conduct and the limited number of record shareholders that we have, we have not implemented any formal procedures for shareholder communication with our Board of Directors. Any matter intended for the Board, or for any individual member or members of the Board, should be directed to the attention of Ciaran Griffin, our Chief Financial Officer, at Neutron Enterprises, Inc., 450 Matheson Boulevard East, Unit 67, Mississauga, Ontario, Canada L4Z IR5. In general, all shareholder communications delivered to the Secretary for forwarding to the Board or specified Board members will be forwarded in accordance with the shareholder’s instructions. However, the Secretary reserves the right to not forward to Board members any abusive, threatening or otherwise inappropriate materials.

Compensation of Directors

     Members of our Board of Directors who are not employees of the Company receive compensation for serving on our Board consisting of a monthly fee in the amount of $1,500 to $2,500, subject to periodic review by the Board, and reimbursement for the reasonable costs and expenses incurred in attending Board meetings.

EXECUTIVE OFFICERS

The following sets forth certain information about each of our executive officers.

Name	Age	Positions Held
Rory Olson	47	Chief Executive Officer
Ciaran Griffin	48	Chief Financial Officer
Mitchell Rosen	47	Executive Vice President
Mark Wolinsky	33	Chief Operating Officer

Rory Olson’s business experience for at least the past five years is set forth above.

Ciaran Griffin, 48, has been the Chief Financial Officer of the Company since February 2006. Mr. Griffin is a Chartered Accountant and a Chartered Financial Analyst. From October 1998 until October 2002, Mr. Griffin served overseas on assignment with ADIA, a multi-billion dollar international investment fund, where he was responsible for all aspects of financial and management reporting and fund performance analytics. He also led a best practice initiative mandated to implement innovate new software applications and to redesign business processes to improve their efficiency and effectiveness. Since returning to Canada, Mr. Griffin worked as an accounting consultant for an insurance company from April 2003 to October 2003, and as Director of Finance for Envoy Communications Group Inc., a NASDAQ and TSX listed marketing company, from December 2003 to January 2006, where he was responsible for the quarterly and annual financial statements and other regulatory filings. Mr. Griffin earned a Bachelor of Commerce degree from the University of Toronto.

Mitchell Rosen, 47, will serve as the Executive Vice President of the Company effective July 1, 2006. From September 2004 until joining the Company, Mr. Rosen served as an independent advisor and consultant to numerous business engaged in various industries including technology and manufacturing, regarding strategic planning and capital formation issues. From February 2002 until September 2004, he served as Director of Non-Ferrous Metals for Triple M Metal, the largest metal processor in Canada. From September 2000 until February 2002, Mr. Rosen served as an independent consultant and advisor to various businesses regarding strategic planning and capital formation issues. From 1989 until 2000, Mr. Rosen served as the Chief Financial Officer and later Chief Operating Officer of Dominion Metal & Refining Works Ltd., a Quebec, Canada based metal processing company. Mr. Rosen is a Chartered Accountant and worked in public accounting for seven years.

Mark Wolinsky, 33, wil serve as the Chief Operating Officer of the Company effective July 1, 2006. From September 2004 until joining the Company, Mr. Wolinsky has been the principal of Maximus Group, a business strategy and financing consultancy firm focused on advising early stage and middle market technology and telecommunications companies. In 2001, Mr. Wolinsky co-founded and served as the Co-Chief Executive Officer of Spotnik Mobile, Inc., which became one of Canada’s leading wireless internet companies. During his tenure, Mr. Wolinsky obtained venture capital financing and grew the company to become one of the largest service providers of its kind in Canada at the time it was sold to Telus Corporation, Canada’s second largest telecommunications company, in August 2004. Prior to founding Spotnik, from 1999 until 2001, Mr. Wolinsky served as Senior Consultant in the strategic advisory group of Adventis, a Boston based international consulting firm where he focused on evaluating and commercializing new market and business opportunities, as well as turn around strategies, for Fortune 500 companies. Mr. Wolinsky earned a Master of Business Administration from the Richard Ivey School of Business at the University of Western Ontario and a Bachelor of Arts from the University of Western Ontario.

Section 16 Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires officers and directors and persons who own more than ten percent (10%) of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Such officers, directors and ten percent (10%) stockholders are also required by applicable SEC rules to furnish us copies of all forms filed with the SEC pursuant to Section 16(a) of the Exchange Act. Based solely on our review of the copies of such forms received by us or written representations from such persons that no other reports were required for such persons, we believe that during the fiscal year ended December 31, 2005, all Section 16(a) filing requirements applicable to our officers, directors and ten percent (10%) stockholders were satisfied in a timely fashion, except that each of Messrs. Gertler, Denommee, Farrill and Griffin failed to timely file a Form 3 upon being appointed to serve as executive officers or directors of the Company and Mr. Gertler failed to file a Form 4 reporting options granted in 2005.

Certain Relationships and Related Transactions

     On June 26, 2006, we entered into an agreement with Rory Olson, one of the director nominees, to serve as the Chief Executive Officer of the Company. See “EXECUTIVE COMPENSATION-Employment Arrangements” below.

     On June 19, 2006, we entered into an agreement with Andrew Gertler to serve as a director of the Company. See “EXECUTIVE COMPENSATION-Employment Arrangements” below.

     As of December 31, 2005, we were obligated to Nanuk Warman, a former director and officer with respect to an interest bearing promissory note in the amount of $68,727. The note is due on demand and bears interest at the rate of 10% per annum (compounded annually). We have commenced discussion with Mr. Warman to settle the amount due and do not expect to incur further interest charges.

     As of December 31, 2004, we wrote off a receivable from a former director/officer in the amount of $30,680. This loan receivable was non-interest bearing and due on demand.

     During fiscal 2004, we paid management fees of $40,237 to a former director.

     During fiscal 2004, we paid severance costs of $50,000 to a former executive officer of the Company.

Fees for Independent Auditors for Fiscal Years 2005 and 2004

     Set forth below are the fees billed for services rendered by Staley, Okada & Partners in 2005 and 2002.

	2005	2004

Audit Fees	$69,700	$22,850
Audit-Related Fees	16,094	10,480

Tax Fees	2,600	3,000
All Other Fees	0	0

Total Fees	$88,394	$36,330

     Audit fees consist of fees billed for professional services rendered by our independent accountant for the audit of the our annual financial statements, review of financial statements included in our quarterly reports on Form 10-QSB and services that are normally provided by our independent accountant in connection with statutory and regulatory filings or engagements.

     Audit-related fees consist of fees billed for assurance and related services performed by our independent accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported above.

     Tax fees consist of fees billed for professional services rendered by our independent accountant for tax compliance, tax advice, and tax planning.

     Audit Committee Pre-Approval Procedures. The function(s) of the audit committee are currently performed by the full Board of Directors. Our Board of Directors approves the engagement of our independent auditors, and meets with our independent auditors to approve the annual scope of accounting services to be performed and the related fee estimates. It also meets with our independent auditors, on a quarterly basis, following completion of their quarterly reviews and annual audit and prior to our earnings announcements, if any, to review the results of their work. During the course of the year, our chairman has the authority to pre-approve requests for services that were not approved in the annual pre-approval process. The chairman reports any interim pre-approvals at the following quarterly meeting. At each of the meetings, management and our independent auditors update the Board of Directors with material changes to any service engagement and related fee estimates as compared to amounts previously approved. During 2005, all audit and non-audit services performed by our independent accountants were pre-approved by the Board of Directors in accordance with the foregoing procedures.

EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table provides certain summary information concerning compensation paid to the executive officers named below during the fiscal years ended December 31, 2005, 2004 and 2003. We did not pay any compensation to our chief executive officer or to any of our other executive officers in fiscal 2004 or fiscal 2003.

Name and Principal Position	Annual Compensation		Long-Term Compensation Awards

	Year	Salary ($)	Securities Underlying Options (#)

Andrew Gertler	2005	132,903(1)	385,000
President and	2004
Chief Executive Officer	2003

(1) Mr. Gertler agreed to forego $80,000 Canadian of additional compensation that was specified in his employment agreement for fiscal 2005.

Stock Option Grants in Last Fiscal Year

     The following table sets forth certain information concerning grants of stock options made during 2005 to the named executive officers.

Name	Number Of Securities Underlying Options Granted	Percent Of Total Options Granted To Employees In Fiscal Year	Exercise Price ($/Sh)	Expiration Date

Andrew Gertler	385,000 (1)	100%	1.70	August 17, 2010

(1)	The forgoing options vested upon issuance on August 18, 2005.

Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

     No stock options were exercised during the fiscal year ended December 31, 2005. The following table sets forth certain information with respect to the unexercised options held by the named executive officers as of December 31, 2005.

	Number of Securities Underlying Unexercised Options at Fiscal Year End (#)		Value of Unexercised In-The-Money Options at Fiscal Year End ($) (1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Andrew Gertler.	385,000	0	115,500	—

(1)	Calculated on the basis of $2.00 per share, the last sales price of the Company’s common stock on December 31, 2005 as reported on the OTCBB.

Employment Agreements

     Andrew Gertler. On August 18, 2004, we entered into a two year employment agreement with Andrew Gertler. The agreement provided for a base salary of $240,000, a discretionary bonus, and the issuance of options to purchase 385,000 shares of common stock. The agreement is for a term of two years and subject to automatic renewal, unless cancelled in writing by the Company or executive six months prior to expiration of the initial term. The agreement may be terminated at any time by the executive upon 90 days prior written notice or by the Company upon one year prior written notice. On May 11, 2006, we issued an option to Mr. Gertler to purchase 250,000 shares of common stock at an exercise price of $1.00 per share in payment of a bonus under the agreement. The options were exercisable in full upon issuance and terminate five years from the date of grant

     Effective June 26, 2006, Mr. Gertler resigned as President and Chief Executive Officer of the Company and we entered into an agreement with Mr. Gertler to serve as Chairman of the Board of Directors of the Company until the Annual Meeting and as Vice Chairman of the Board of Directors thereafter. The agreement provides for the continuation of benefits under his employment agreement until August 15, 2006, a monthly fee in the amount of $2,500, reimbursement of reasonable expenses incurred, and the issuance of an option to Mr. Gertler to purchase 250,000 shares of common stock at an exercise price of $2.00 per share. The options vest in equal annual installments over a two year period commencing on the date of grant and terminate five years after the date of grant.

     Rory Olson. On June 26, 2006, we entered into an agreement with Rory Olson to serve as the Chief Executive Officer of the Company for a term of 18 months. The agreement is non exclusive but requires Mr. Olson’s service to the Company to be his primary focus and prohibits him from providing services to any competitor of the Company. Pursuant to the agreement, we have agreed to issue 500,000 shares of restricted common stock to Mr. Olson which vest in equal quarterly installments over the term of the agreement unless Mr. Olson is terminated without cause or is constructively dismissed, in which case all shares vest immediately, or if Mr. Olson resigns, in which case 250,000 vest upon resignation and if such resignation occurs more than three months after commencing service to the Company, the balance vest over a three-month period. Pursuant to the agreement, we also issued a five year option to Mr. Olson to purchase 4,000,000 shares of common stock at an exercise price of $2.00, which vests in equal semi-annual installments over a two-year period commencing on the date of grant unless Mr. Olson is terminated without cause or is constructively dismissed prior to June 25, 2007, in which case options to purchase 2,000,000 shares vest immediately, or if Mr. Olson is terminated without cause or is constructively dismissed after June 25, 2007, in which case the option vests in full. We have agreed to register the public resale of the shares issued under the agreement. As contemplated by the agreement, at such time as the restricted shares issued under the agreement vest and become eligible for public resale, Mr. Olson intends to sell the majority of such shares pursuant to a written plan in compliance with SEC Rule 10b5-1.

     The agreement contains standard and customary confidentiality provisions, provides for a discretionary performance bonus, participation in any Company insurance plans, reimbursement of expenses, and four weeks of vacation. The agreement may be terminated by Mr. Olson upon three months written notice, by the Company at any time for cause (defined to include material breach of the agreement, bankruptcy, fraud, gross negligence, willful malfeasance or criminal conviction), without cause, or in the event that Mr. Olson becomes disabled. In the event of termination by the Company without cause, all options scheduled to vest in the current 12 month period shall become vested in full. In the event of termination by the Company for cause, vesting of options shall be pro rated to the date of termination. Upon a change of control (defined as any person obtaining beneficial ownership of 30% or more of the Company’s outstanding shares) or the sale of substantially all of the Company’s assets, all options and restricted stock awards shall become vested in full. In the event of termination of employment prior to expiration of the agreement, except after a change in control, public resales of shares issued under the agreement in any month during the 18 month period after termination are limited to no more than 10% of the trading volume of our shares during the prior month.

     Mitchell Rosen. On June 26, 2006, we entered into an employment agreement with Mitchell Rosen to serve as the Executive Vice President of the Company effective July 1, 2006 for a term of three years, subject to automatic renewal for successive one year terms unless earlier terminated by the Company upon not less than 90 days prior written notice. The agreement provides for a monthly base salary of $15,000, increasing to $20,000 after completion of six months of employment, an annual bonus of equal to up to 100% of the annual base salary based on achievement of individual and Company goals, and participation in any benefit plan adopted by the Company. Pursuant to the agreement, we will issue an option to Mr. Rosen effective July 1, 2006 to purchase 1,500,000 shares of common stock at an exercise price of $2.00 per share effective July 1, 2006. The option vests in four equal installment on the last day of June and December and terminates five years from the date of grant. In the event that Mr. Rosen is terminated without cause during the first 12 months of his employment, 50% of the options vest immediately and if terminated after completing 12 months of employment, all options immediately vest. We have agreed to register the public resale of the shares issued upon exercise of the options.

     We may terminate the agreement at any time as a result of Mr. Rosen becoming disabled, for cause (defined to include material breach of the agreement, fraud, gross negligence, willful malfeasance or criminal conviction). During the first six months of employment we may only terminate Mr. Rosen for cause. Thereafter, we may terminate Mr. Rosen’s employment without cause by payment of severance equal to 12 months base salary which after two years of employment, increases by two months for each additional full or partial year of employment to a maximum of 18 months. In the event of termination or resignation, public resales of shares issued under the option in any month during the 18 month period after termination are limited to no more than 10% of the trading volume of our shares during the prior month. The agreement contains standard and customary confidentiality, work made for hire, non-competition, and non-solicitation provisions which prohibit Mr. Rosen from becoming a stockholder, officer, director, employee or partner in any competing business, from soliciting any present or prospective customer to cease doing business with us, and from soliciting any employee to leave the employ of the Company for a period of five years after termination of employment.

     Mark Wolinsky. On June 26, 2006, we entered into an employment agreement with Mark Wolinsky to serve as the Chief Operating Officer of the Company effective July 1, 2006 for a term of three years, subject to automatic renewal for successive one year terms unless earlier terminated by the Company upon not less than 90 days prior written notice. The agreement provides for a monthly base salary of $14583.33, an annual bonus of equal to up to 100% of the annual base salary based on achievement of individual and Company goals, and participation in any benefit plan adopted by the Company. Pursuant to the agreement, we will issue an option to Mr. Wolinsky effective July 1, 2006 to purchase 800,000 shares of common stock at an exercise price of $2.00 per share. The option vests in four equal installment on the last day of June and December and terminates five years form the date of grant. In the event that Mr. Wolinsky is terminated without cause during the first 12 months of his employment, 50% of the options vest immediately and if terminated after completing 12 months of employment, all options immediately vest. We have agreed to register the public resale of the shares of common stock issued upon exercise of the options.

     We may terminate the agreement at any time as a result of Mr. Wolinsky becoming disabled, for cause (defined to include material breach of the agreement, fraud, gross negligence, willful malfeasance or criminal conviction). During the first six months of employment we may only terminate Mr. Wolinsky for cause. Thereafter, we may terminate Mr. Wolinsky’s employment without cause by payment of severance equal to 12 months base salary which after two years of employment, increases by two months for each additional full or partial year of employment to a maximum of 18 months. In the event of termination or resignation, public resales of shares issued under the option in any month during the 18 month period after termination are limited to no more than 10% of the trading volume of our shares during the prior month. The agreement contains standard and customary confidentiality, work made for hire, non-competition, and non-solicitation provisions which prohibit Mr. Wolinsky from becoming a stockholder, officer, director, employee or partner in any competing business, from soliciting any present or prospective customer to cease doing business with us, and from soliciting any employee to leave the employ of the Company for a period of 18 months after termination of employment.

BENEFICIAL OWNERSHIP OF THE COMPANY’S COMMON STOCK

     The following table sets forth, as of June 29, 2006, information with respect to the securities holdings of all persons that the Company, pursuant to filings with the SEC and the Company’s stock transfer records, has reason to believe may be deemed the beneficial owner of more than five percent (5%) of the Common Stock. The following table also sets forth, as of such date, the beneficial ownership of the Common Stock by all current officers and directors of the Company, both individually and as a group, and all persons nominated to serve as directors of the Company.

     The beneficial owners and amount of securities beneficially owned have been determined in accordance with Rule 13d-3 under the Exchange Act and, in accordance therewith, includes all shares of our common stock that may be acquired by such beneficial owners within 60 days of June 26, 2006 upon the exercise or conversion of any options, warrants or other convertible securities. This table has been prepared based on 45,730,000 shares of common stock outstanding on June 29, 2006. Unless otherwise indicated, each person or entity named below has sole voting and investment power with respect to all common stock beneficially owned by that person or entity, subject to the matters set forth in the footnotes to the table below, and has an address at Neutron Enterprises, Inc., 450 Matheson Boulevard East, Unit 67, Mississauga, Ontario, Canada L4Z IR5.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class

Andrew Gertler	635,000	(1)	1.4%
F. Bryson Farrill	50,000		*
Paul Denommee	6,250		*
Ciaran Griffin	25,000	(2)	*
Rory Olson	1,000,000	(3)	2.2%
Mitchell Rosen	—	(4)	—
Mark Wolinsky	—	(5)	—

Sanyogta Singh 1270 Aerowood Drive Missasauga, Ontario L4W 1B7	5,000,000		10.9%

Elumalite Technologies, Inc. 1270 Aerowood Drive Missasauga, Ontario L4W 1B7	4,500,000		9.8%

All directors and executive officers as a group (7 persons)	1,716,250	(6)	3.7%

*	Less than one percent (1%).

(1)	Consists of shares issuable upon the exercise of outstanding options. Does not include 250,000 shares issuable upon exercise of options subject to vesting.

(2)	Consists of shares issuable upon the exercise of outstanding options. Does not include 75,000 shares issuable upon exercise of options subject to vesting.

(3)	Includes 500,000 shares of restricted common stock of which 416,667 are subject to vesting. Does not include 4,000,000 shares issuable upon exercise of options subject to vesting.

(4)	Does not include 1,500,000 shares issuable upon exercise of options subject to vesting.

(5)	Does not include 800,000 shares issuable upon exercise of options subject to vesting.

(6)	Includes 710,000 shares issuable upon the exercise of outstanding options.

PROPOSALS TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION

     The Board of Directors has unanimously approved and determined to submit to the stockholders of the Company certain amendments to the Company’s Articles of Incorporation. All of the amendments will be set forth in the Amended and Restated Articles of Incorporation of Neutron Enterprises, Inc. which if approved at the Annual Meeting will be filed with the Nevada Secretary of State and become effective upon filing. The proposed Amended and Restated Articles of Incorporation are included herein as Appendix "A." Statements made in this Proxy Statement regarding the Amendments should be read in conjunction with and are qualified in their entirety by reference to Appendix "A." In accordance with applicable federal securities laws, each proposed material amendment to the Articles of Incorporation is presented as a separate proposal and appear as Proposals 2, 3, 4 ,5 and 6 below.

     As explained in more detail below, the proposals to increase the number of shares of common stock we are authorized to issue and authorize the issuance of preferred stock, could, under certain circumstances, be construed as having an anti-takeover effect. The Board of Directors did not propose these amendments to our Articles of Incorporation in response to any effort known to the Board to accumulate common stock or to obtain control of the Company by means of a merger, tender offer or solicitation in opposition to management. In addition, these proposals are not part of any plan by management to recommend a series of similar amendments to the Board of Directors and stockholders. Finally, the Board does not currently contemplate recommending the adoption of any other amendments to the Articles of Incorporation that could be construed as affecting the ability of third parties to take over or change the control of the Company.

PROPOSAL TWO

APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE

     Our Board has unanimously approved a resolution to amend our Articles of Incorporation to increase the authorized number of shares of common stock from 100,000,000 shares to 200,000,000 shares. The full text of the proposed amendment is set forth in Section 3.1 of the Amended and Restated Articles of Incorporation which is included herein as Appendix "A."

Reasons for the Amendment

     The primary purpose of the amendment to our Articles of Incorporation is to make additional shares of common stock available for issuance by us. Our Board believes that it is in our best interest to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000 in order to have additional shares available to meet our future business needs as they arise. As of the record date, we had 45,730,000 issued and outstanding shares of common stock, options exercisable for an additional 7,385,000 shares of common stock and warrants exercisable for an additional 3,000,000 shares of common stock. Our Board believes that the availability of such additional shares will provide us with the flexibility to issue common stock for a variety of purposes that our board of directors may deem advisable in the future. These purposes could include, among other things, the sale of stock to raise additional capital, the purchase of property or assets, the acquisition of other companies, the use of stock for various equity compensation and other employee benefit plans and arrangements, the declaration of stock splits or dividends, and other bona fide corporate purposes. At this time, the Company has no current plans to issue any of the additional shares to acquire any other company, property or assets.

     The increase in the number of shares of common stock authorized for issuance could, under certain circumstances, be construed as having an anti-takeover effect. For example, in the event a person seeks to effect a change in the composition of our Board of Directors or contemplates a tender offer or other transaction involving the combination of the Company with another company, it may be possible for us to impede the attempt by issuing additional shares of Common Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to acquire control of the Company. By potentially discouraging initiation of any such unsolicited takeover attempt, our Articles of Incorporation may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed amendment may also have the effect of permitting our current management, including our board of directors, to retain its position indefinitely and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business.

     The additional shares of Common Stock would have rights identical to our common stock currently outstanding. Approval of the proposed amendment and any issuance of common stock would not affect the rights of the holders of our common stock currently outstanding, except for the effects incidental to increasing the outstanding number of shares of common stock, such as dilution of earnings per share, if any, and voting rights of current holders of our common stock.

     If authorized, the additional shares of common stock may be issued with approval of our Board but without further approval of our stockholders, unless stockholder approval is required by applicable law, rule or regulation. Under our Articles of Incorporation, the holders of our common stock do not have preemptive rights with respect to future issuances of common stock. Thus, should our board of directors elect to issue additional shares of common stock, our existing stockholders will not have any preferential rights to purchase such shares and such issuance could have a dilutive effect on the voting power and percentage ownership of these stockholders. The issuance of additional shares of common stock could also have a dilutive effect on our earnings per share, if any.

Vote Required for Approval

     The affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote is required to approve the amendment to our Articles of Incorporation.

     The Board unanimously recommends that you vote “FOR” the approval of the amendment to our Articles of Incorporation to increase the number of shares of Common Stock authorized for issuance.

PROPOSAL THREE

APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO AUTHORIZE
10,000,000 SHARES OF PREFERRED STOCK

     Our Board of Directors has unanimously approved a resolution to amend the Company's Articles of Incorporation to authorize 10,000,000 shares of preferred stock, par value $.001 per share, which may be issued by the Company in the future in series with such rights, preferences and designations as determined by the Board of Directors without further stockholder action. The full text of the proposed amendment is set forth in Sections 3.1 and 3.2 of the Amended and Restated Articles of Incorporation which is included herein as Appendix "A."

     Our Articles of Incorporation do not authorize us to issue preferred stock. We are a young company and as we continue to grow and execute our business plan, we expect that we will need to raise additional capital. The Board believes that the availability of authorized and undesignated preferred stock will provide us with a capital structure better suited to meet our short and long-term capital needs. The Board believes it is advisable and in the best interest of the Company to authorize the issuance of preferred stock for the principal reason of providing greater flexibility in financing our continued operations.

     The proposed amendment grants the Board the authority to issue shares of preferred stock in series with such rights (including voting, dividends and conversion), preferences and designations as it deems necessary or advisable without any action by the Company's stockholders. This is commonly referred to as "blank check" preferred stock which is available to and utilized by corporations to satisfy their continuing capital requirements. Having the authority to create equity instruments with any number of provisions will provide us with the greatest possible flexibility in financing the future operations of the Company. For example, the availability of blank check preferred stock will permit the Board negotiate the precise terms of an equity investment by simply creating a new series of preferred stock without incurring the cost and delay of obtaining stockholder approval. This flexibility will permit us to take advantage of market conditions as they occur and put us in a better position to effectively negotiate with and satisfy the precise financial criteria of any investor in a timely manner.

     The availability of undesignated preferred stock may have certain negative effects on the rights of the Company's common stockholders. The proposed amendment will permit the Board, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights which are superior to and could adversely affect the voting power or other rights of the holders of our common stock. Specifically, the Company will be in a position to issue securities which would grant to the holders thereof, preferences or priorities over the holders of common stock with respect to, among other things, liquidation, dividends and voting. This could result in holders of common stock receiving less in the event of a liquidation, dissolution or other winding up of the Company, reduce the amount of funds, if any, available for dividends on common stock, and dilute the voting power of the holders of common stock.

     In addition, preferred stock could be utilized, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of the Company. For example, the Board could designate and issue a series of preferred stock in an amount that sufficiently increases the number of outstanding shares to overcome a vote by the holders of our common stock or with rights and preferences that include special voting rights to veto a change in control. The effect of such provisions could delay or frustrate a merger, tender offer or proxy contest, the removal of incumbent directors, or the assumption of control by stockholders, even if such proposed actions would be beneficial to our stockholders. This could include discouraging bids for the Company even if such bid represents a premium over the Company's then existing trading price and thereby prevent stockholders from receiving the maximum value for their shares.

Vote Required for Approval

     The affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote is required to approve the forgoing amendment to our Articles of Incorporation.

     The Board unanimously recommends that you vote “FOR” the approval of the amendment to our Articles of Incorporation to authorize 10,000,000 Shares of Preferred Stock.

PROPOSAL FOUR

APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO LIMIT THE LIABILITY OF AND TO PROVIDE INDEMNIFICATION FOR THE COMPANY’S DIRECTORS AND OFFICERS TO THE FULLEST EXTENT PERMITTED BY APPLICABLE NEVADA LAW

     Our Board of Directors has unanimously approved a resolution to amend the Company's Articles of Incorporation to limit the liability of and to provide for the indemnification of our directors and officers to the fullest extent permitted by applicable Nevada law. The full text of the proposed amendment is set forth in Article V of the Amended and Restated Articles of Incorporation which is included herein as Appendix "A."

     The Nevada General Corporation Law (the “NGCL”) provides generally that, unless provided otherwise in the corporation’s articles of incorporation, directors and officers of a Nevada corporation shall not be individually liable to the to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer of the corporation unless it is proven that: (i) such act or failure to act constituted a breach of fiduciary duty of the director or officer; and (ii) such breach involved intentional misconduct, fraud or a knowing violation of law. The NGCL also permits Nevada corporations to indemnify any director or officer who is or is threatened to be made a party to legal proceeding by reason of the fact that he or she was serving as an officer or director of a Nevada corporation if he or she was not liable to the corporation for breach of fiduciary that involved intentional misconduct, fraud or knowing violation of law and he or she acted in good faith in a manner believed to be in or not opposed to the best interest of the corporation and with respect to criminal proceedings, had no reasonable cause to believe his or her actions were unlawful.

     Our Articles of Incorporation contain a provision that is intended to limit the liability of our directors but (i) did not limit the liability of our officers, (ii) was inconsistent with the NGCL and (iii) did not limit the liability of our directors and officers to the fullest extent permitted by the NGCL. Our Articles did not contain any provision regarding the indemnification of our directors and officers as these provisions were included in our bylaws. Our Board of Directors believes that limiting the liability of our directors and officers and providing for mandatory indemnification of our directors and officers to the fullest extent permitted by the NGCL is necessary to continue to attract and retain qualified persons to serve as directors and officers of the Company. For the forgoing reasons, the Board believes it is in the best interest of the Company and its stockholder that Articles of Incorporation be amended to provide for such indemnification.

Vote Required for Approval

     The affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote is required to approve the forgoing amendment to our Articles of Incorporation.

     The Board unanimously recommends that you vote “FOR” the approval of the amendment to our Articles of Incorporation to limit the liability of and to provide indemnification for our directors and officers to the fullest extent permitted by applicable Nevada law.

PROPOSAL FIVE

APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO PERMIT US TO ENGAGE IN ANY LAWFUL ACTIVITY

     Our Board of Directors has unanimously approved a resolution to amend the Company's Articles of Incorporation to permit us to engage in any lawful activity. The full text of the proposed amendment is set forth in Article II of the Amended and Restated Articles of Incorporation which is included herein as Appendix "A."

     Our Articles of Incorporation include a special purpose clause which provides for the Company to engage only in the business of on-line purchasing of heavy equipment. Since formation, we have changed our business model and are currently engaged in the business of developing and marketing proprietary digital signage products. The NGCL provides for corporations organized under the laws of Nevada to engage in any lawful activity, unless otherwise provided in a corporation’s Articles of Incorporation. In order to continue to execute our business plan and for the Board to have the ability to respond to market and business opportunities as they arise, the Board believes that it is in the best interest of the Company and its stockholders that the Articles of Incorporation be amended to permit the Company to engage in any lawful activity as contemplated by the NGCL.

Vote Required for Approval

     The affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote is required to approve the forgoing amendment to our Articles of Incorporation.

     The Board unanimously recommends that you vote “FOR” the approval of the of the amendment to our Articles of Incorporation to permit the Company to engage in any lawful activity.

PROPOSAL SIX

APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION

     Our Board of Directors has unanimously approved a resolution to amend and restate the Company's Articles of Incorporation. The full text of the proposed Amended and Restated Articles of Incorporation are included herein as Appendix "A." Below is a brief summary of the amendments included in Article VI.

     Our Articles of Incorporation provide for a Board of Directors to govern the business and affairs of the Corporation. The NGCL provides (i) that unless otherwise provided in the articles of incorporation or bylaws, directors to serve until their term expires and their successors are duly elected and qualified, (ii) for the articles of incorporation or bylaws to set forth the number of directors or the manner in which the number of directors shall be determined (iii) that directors need not be elected by written ballot and (iv) for directors to amend the bylaws. Although the forgoing provisions are permitted to be included in a Nevada corporation’s articles of incorporation, none of the forgoing provisions are included in our Articles of Incorporation. As a result, the Board currently has the power to amend our bylaws, our directors serve until their successors are duly elected and qualified, the size of the Board is determined in accordance with our bylaws, and our bylaws provide that our directors need not be elected by written ballot. These proposed amendments do not alter the current relationship between the Board and our shareholders and do not provide any additional power or authority to the Board. We propose to amend our Articles of Incorporation to explicitly include each of the forgoing provisions so that our directors will continue to have the sole power and authority to manage the business and affairs of the Company to the full extent permitted by the NGCL.

Vote Required for Approval

     The affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote is required to approve our Amended and Restated Articles of Incorporation.

     The Board unanimously recommends that you vote “FOR” the approval of the Amended and Restated Articles of Incorporation.

PROPOSAL SEVEN

APPROVAL OF THE AMENDED 2005 STOCK PLAN

     The Board approved the Neutron Enterprises Inc. Amended 2005 Stock Plan (the “Plan”) which provides for stock-based compensation to the Company’s executive officers, employees and directors. The full text of the Plan is included as Appendix B to this Proxy Statement.

     The Board believes that the Plan is in the best interests of the Company and its stockholders because the availability of an adequate stock option program is an important factor in attracting and retaining qualified officers and employees essential to our success and in aligning their long term interests with those of our stockholders. Approval of the Plan will permit us to issue incentive stock options. The Board has directed that the Plan be submitted to our stockholders for their approval.

     The major features of the Plan are summarized below, which summary is qualified in its entirety by the actual text of the Plan.

Plan Features

     Administration. The Plan is administered by our Board of Directors or a committee of the Board consisting of no less than two members of the Board. The Board or the committee has discretion in determining the terms, restrictions and conditions of each award granted under the Plan and to change and/or rescind the terms of the Plan. The Board or the committee has the authority to interpret the terms of the Plan and any award issued under the Plan, and its interpretation of such terms is conclusive.

     Eligible Participants. In general, eligible participants under the Plan include employees, officers, consultants, non-employee directors, consultants and advisors of the Company or its subsidiaries. Grants of options under the Plan are at the sole discretion of the Board or the committee, taking into account such factors as the Board or committee deems relevant. As of June 29, 2006, our three directors and twenty employees and independent contractors, including our executive officers, were eligible for grants under the Plan.

     Shares Available for Award. The aggregate number of shares of common stock which are available for awards under the Plan will not exceed 6,000,000 shares. The aggregate number of shares of common stock that may be granted as awards to any participant in any calendar year may not exceed 500,000 shares. The Plan provides for appropriate adjustments to the shares available under the Plan and the awards under the Plan in the event of a merger, consolidation, recapitalization, stock split, combination of shares, stock dividend or similar transaction involving the Company.

     Types of Awards. The Plan authorizes the issuance of options, stock appreciation rights ("SARs"), and stock awards.

          Stock Options issued under the Plan may take the Form of an incentive stock option ("ISO") which complies with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) or so-called "non-qualified stock options" that are not intended to so qualify. The terms of any stock option grant under the Plan are set forth in the plan agreement and determined by the Board or committee. Anyone eligible to participate in the Plan may receive a grant of non-qualified stock options. Only employees of the Company and our subsidiaries may receive a grant of an ISO.

     The Board or committee determines the period during which stock options are exercisable, subject to the limitation that ISOs must be exercised no later than the tenth anniversary of the date of grant of the ISO, unless granted to a person who holds more than 10% of the total combined voting power of all classes of our outstanding stock, in which case, such option must be exercised no later than five years from the date of grant. Unless the option agreement provides otherwise, an option will vest and become exercisable over a term of not less than three years.

     The exercise price per share of an option will be determined by the Board or committee except that the exercise price per share for a non-qualified stock option may not be less than 75% of the fair market value of a share of common stock on the date of grant. The exercise price per share for an ISO must be at least equal to the fair market value of a share of common stock on the date of grant unless granted to a person who holds more than 10% of the total combined voting power of all classes of stock of the company or any of our subsidiaries, in which case, the exercise price per share must be no less than 110% of the fair market value of a share of common stock on the date of grant. To the extent that the aggregate fair market value of shares of common stock, determined on the date of grant, with respect to which ISOs become exercisable for the first time by a participant during any calendar year exceeds $100,000, such ISOs must be treated as non-qualified stock options.

          SARs may be granted to participants alone or in tandem with concurrently or previously issued stock options. An SAR issued in tandem with an option will only be exercisable to the extent that the related option is exercisable and when a tandem SAR is exercised, the option to which it relates shall cease to be exercisable, to the extent of the number of shares with respect to which the tandem SAR is exercised. Similarly, when the option is exercised, the tandem SARs relating to the shares covered by such option exercise shall terminate. The payment of the appreciation associated with the exercise of an SAR may be made by the Company in shares of common stock, cash or a combination of both common stock and cash at the Company's discretion.

          Stock Awards may be granted to any individual eligible to participate in the Plan. A stock award will entitle a recipient to acquire shares of common stock of the Company subject to such restrictions as the Board or committee may determine at the time of grant.

     Termination and Amendment. The Plan may be amended or terminated by the Board at any time. However, our stockholders must approve any amendment to increase the number of authorized shares under the Plan, or any repricing, replacement or regrant through cancellation, or modification if the effect would be to reduce the exercise price for the shares underlying such award

     Transferability. Awards are generally not transferable except by will or by the laws of descent and distribution and may be exercised during the lifetime of the participant only by the participant.

     Change in Control. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option or other award issued under the Plan shall be assumed or an equivalent option or award shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless such successor corporation does not agree to assume such options or awards or to substitute an equivalent option or award, in which case the Board or committee shall, in lieu of such assumption or substitution, provide for the all participants to have the right to exercise all options and awards, including those which would not otherwise be exercisable. If the Board makes the options and awards fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify all participants that the options and awards shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and all options and awards will terminate upon the expiration of such period.

Federal Income Tax Consequences

     The following is a brief description of the U.S. federal income tax consequences generally arising with respect to grants that may be awarded under the plan. This summary is not intended to be exhaustive is based on present laws, regulations and interpretations and is not a complete description of federal tax consequences. This discussion is intended for the information of our stockholders considering how to vote at the Annual Meeting and not as tax guidance to individuals who participate in the Plan. The Plan is not intended to be a "qualified plan" under Section 401(a) of the Code.

     The grant of an incentive stock option or non-qualified stock option will create no tax consequences for us or the participant. A participant will not recognize taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply), and we will receive no deduction at that time. Upon exercising a non-qualified stock option, the participant must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the shares on the date exercised. We generally will be entitled to a deduction equal to the amount recognized as ordinary income by the participant.

     A participant’s disposition of shares acquired upon the exercise of an option generally will result in capital gain or loss measured by the difference between the sale price and the participant’s tax basis in such shares (the exercise price of the option in the case of shares acquired by exercise of an incentive stock option and held for the applicable incentive stock option holding periods). Generally, there will be no tax consequences to us in connection with a disposition of shares acquired under an option, except that we will be entitled to a deduction (and the participant will recognize ordinary income) if shares acquired upon exercise of an incentive stock option are disposed of before the applicable incentive stock option holding periods are satisfied.

     With respect to the grant of restricted shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares received at the time that the shares become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time of receipt of such restricted shares rather than upon the lapse of the restriction on transferability or the substantial risk of forfeiture, but if the participant subsequently forfeits the shares, the participant would not be entitled to any tax deduction, including a capital loss, for the value of the shares on which the participant previously paid tax. Such election must be made and filed with the Internal Revenue Service within 30 days after receipt of the shares.

     The grant of a stock appreciation right or restricted stock unit will not result in income for the participant or in a tax deduction to us. Upon exercise of the award, the participant will recognize ordinary income in an amount that equals the fair market value of any shares of common stock and/or any cash received, and we will be entitled to a tax deduction in the same amount. Participants will recognize ordinary income equal to any amounts paid on dividend equivalent rights at the time of such payment, and we will be entitled to a corresponding deduction.

     Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a public corporation’s tax deduction for compensation paid to its chief executive officers and any of its four other most highly compensated officers in excess of $1,000,000 in any year. Compensation that qualifies as “performance-based compensation” is excluded from the $1,000,000 deductibility cap, and therefore remains fully deductible by the corporation that pays it. We intend that stock options and stock appreciation rights granted under the Plan will qualify as performance-based compensation. Other awards granted under the Plan will not qualify as performance-based compensation.

     Equity Compensation Plan Information

     The following table summarizes the number of outstanding options granted to employees and directors, as well as the number of securities remaining available for future issuance, under our equity compensation plans as of December 31, 2005.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)

Equity compensation plans approved by security holders	0	—	—

Equity compensation plans not approved by security holders (1)	385,000	$1.70	5,615,000

(1) Represent shares issuable under the Plan.

Vote Required for Approval

     The votes cast in favor of the proposal to approve the Plan must exceed the votes cast against the proposal in order to approve the adoption of the Plan.

      The Board of Directors unanimously recommends that the stockholders vote "FOR" approval of the Neutron Enterprise, Inc. Amended 2005 Stock Plan.

PROPOSAL EIGHT

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT AUDITORS

     The Board has selected the firm of Staley, Okada & Partners to serve as the Company’s independent auditors for the fiscal year ending December 31, 2006, subject to ratification by our stockholders at the Annual Meeting. Staley, Okada & Partners served as the Company’s independent auditors for the fiscal year ended December 31, 2005.

     Representatives of Staley, Okada & Partners are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to answer appropriate questions.

Vote Required for Approval

     The votes cast in favor of the proposal to approve the independent auditors must exceed the votes cast against the proposal in order to ratify the appointment of out independent auditors.

     The Board unanimously recommends that you vote “FOR” the ratification of the appointment of Staley, Okada & Partners as the Company’s independent auditors for the fiscal year ending December 31, 2006.

OTHER MATTERS

     The Board does not know of any other matter that may be brought before the annual meeting. However, if any such other matters are properly brought before the meeting, the proxies may use their own judgment to determine how to vote your shares.

STOCKHOLDER PROPOSALS FOR NEXT YEAR

     Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2007 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit their proposal to us at our offices at 450 Matheson Boulevard East, Unit 67, Mississauga, Ontario, Canada L4Z IR5 attention of Ciaran Griffin, Chief Financial Officer, not later than March 2, 2007.

     Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in our proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to provide advanced notice of such proposal to us at the aforementioned address not later than May 16, 2007.

     If we do not receive notice of a stockholder proposal within this timeframe, our management will use its discretionary authority to vote the shares they represent, as our Board of Directors may recommend. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and all other applicable requirements.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

     Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our Proxy Statement or Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you write to us at 450 Matheson Boulevard East, Unit 67, Mississauga, Ontario, Canada L4Z IR5 attention of Ciaran Griffin, Chief Financial Officer, or call us at (905) 238-1777. If you want to receive separate copies of the Annual Report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

ANNUAL REPORT ON FORM 10-KSB

     Our annual report on Form 10-KSB for the fiscal year ended December 31, 2005, including financial statements for such period, is being mailed to stockholders with this Proxy Statement, but such report does not constitute a part of this Proxy Statement

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By order of the Board of Directors, ________________________
Andrew Gertler Chairman of the Board of Directors

Dated: June 29, 2006

Appendix A

AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
NEUTRON ENTERPRISES, INC.

ARTICLE I
Name

     The name of the Corporation is Neutron Enterprises, Inc.

ARTICLE II
Purpose

     The purpose for which this Corporation is formed is to engage in any lawful activity and business as from time to time determined by the Board of Directors.

ARTICLE III
Capital

     3.1. Authorized Capital Stock. The authorized capital stock of the Corporation consists of Two Hundred and Ten Million (210,000,000) shares having a par value of $.001 per share, divided into Two Hundred Million Shares (200,000,000) shares of Common Stock and Ten Million (10,000,000) shares of Preferred Stock.

     3.2. Preferred Stock. The Preferred Stock may be issued by the Corporation from time to time in one or more series and in such amounts as may be determined by the Board of Directors thereof. The designations, voting rights, amounts of preference upon distribution of assets, rates of dividends, premiums of redemption, conversion rights and other variations, if any, the qualifications, limitations or restrictions thereof, if any, of the Preferred Stock, and of each series thereof, shall be such as are fixed by the Board of Directors, the authority so to do being hereby expressly granted, and as are stated and expressed in a resolution or resolutions adopted by the Board of Directors providing for the issue of such series of Preferred Stock (hereinafter called “Directors’ Resolution”). The Directors’ Resolution as to any series shall (a) designate the series, (b) fix the dividend rate or method of determining the dividend rate, if any, of such series, the payment dates for dividends on shares of such series and the date or dates, or the method of determining the date or dates, if any, from which dividends on shares of such series shall be cumulative, and any other conditions to such dividends, (c) fix the amount or amounts payable on shares of such series upon voluntary or involuntary liquidation, dissolution or winding up, or method of determining the same and (d) if the shares of such series may be redeemed, state the price or prices or rate or rates, and adjustments, or method of determining the same, if any, and the time or times, or method of determining the same, and the terms and conditions on which, the shares of such series may be redeemed. The Directors’ Resolution may (a) limit the number of shares of such series that may be issued, (b) provide for a sinking fund for the purchase or redemption of shares of such series and determine the terms and conditions governing the operation of any such fund, (c) deny or grant voting rights, full or limited, to the holders of shares of such series, (d) impose conditions or restrictions upon the creation of indebtedness of the Corporation or upon the issuance of additional Preferred Stock or other capital stock ranking on a parity therewith, or prior thereto, with respect to dividends or distribution of assets upon liquidation, (e) impose conditions or restrictions upon the payment of dividends upon, or the making of other distributions to, or the acquisition of, shares ranking junior to the Preferred Stock or to any series thereof with respect to dividends or distributions of assets upon liquidation, (f) state the price or prices or the rate or rates of exchange and other terms, conditions and adjustments upon which shares of any such series may be convertible into, or exchangeable for shares of any of the class or classes or of any other series of Preferred Stock or any other class or classes of stock, or the method of determining the same, and (g) grant such other special rights and impose such qualifications, limitations or restrictions thereon as shall be fixed by the Board of Directors and any voting power, designation, preference, right, qualification, limitation or restriction on the Preferred Stock, and any rate, condition or time for payment of dividends of the Preferred Stock, may be made dependent upon any fact which may be ascertained outside of these Articles of Incorporation or the Directors’ Resolution or, with respect to any rate, condition or time for payment of dividends of the Preferred Stock, in the resolution providing for the dividends, if the manner in which a fact may operate upon the voting power, designation, preference, right, qualification, limitation or restriction, or the rate, condition or time of payment of such dividend, is stated in these Articles of Incorporation or the Directors’ Resolution or, with respect to any rate, condition or time for payment of dividends of the Preferred Stock, in the resolution providing for the dividends.

A-1

ARTICLE IV
Governing Board

     The members of the governing board of the Corporation are designated as Directors. The members of the Board of Directors will serve until his or her successor or successors are elected and qualified. The number of directors, whether a fixed number of directors or a variable number of directors with a fixed minimum and maximum, and the manner in which the number of directors may increased or decreased, shall be as provided in the bylaws of the Corporation. Elections of Directors need not be by written ballot except and to the extent required by the bylaws of the Corporation. The Board of Directors is expressly authorized to adopt, amend or repeal the bylaws of the Corporation.

ARTICLE V
Directors’ and Officers’ Liability

     5.1.      Elimination of Liability. Directors or officers of the Corporation shall not be individually liable to the Corporation, its stockholders or creditors to the fullest extent permitted by Nevada law. In the event that Nevada law is amended to authorize the further elimination or limitation of liability of directors or officers following the date hereof, then this Article V shall also be deemed amended to provide for the elimination or limitation of liability to the fullest extent permitted by Nevada law, as so amended.

     5.2.      Mandatory Indemnification. The Corporation shall indemnify the officers and directors of the Corporation to the fullest extent permitted by Nevada law as the same exists or may hereafter be amended.

     5.3.      Mandatory Payment of Expenses. The Corporation shall pay the expenses incurred by a director or officer in defending any civil, criminal, administrative, or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it should be ultimately determined that the director or officer is not entitled to be indemnified by the Corporation as authorized by Nevada law.

     5.4.      Effect of Amendment or Repeal. Any amendment to or repeal of any of the provisions in this Article V shall not adversely affect any right or protection of a director or officer of the Corporation for or with respect to any act or omission of such director or officer occurring prior to such amendment or repeal.

ARTICLE IX
Amendment or Repeal

     The Corporation reserves the right to amend, alter, change or repeal any provisions of these Articles of Incorporation in the manner now or hereafter prescribed by statutes and all rights, except to the extent specifically provided for in Article V above, conferred by these Articles are granted subject to this reservation.

A-2

Appendix B

NEUTRON ENTERPRISES, INC. AMENDED 2005 STOCK PLAN

1.      Purpose of the Plan. The purposes of this Stock Plan are to attract and retain the best available individuals for positions of substantial responsibility, to provide additional incentive to such individuals, and to promote the success of the Company’s business by aligning the financial interests of Directors, Employees and Consultants providing personal services to the Company or to any Parent or Subsidiary of the Company with long-term shareholder value.

     Awards granted hereunder may be Incentive Stock Options, Nonqualified Stock Options, Stock Awards, or SARs, at the discretion of the Board and as reflected in the terms of the Award Agreement.

2.      Definitions. As used herein, the following definitions shall apply:

(a) “Award” shall mean any award or benefits granted under the Plan, including Options, Stock Awards, and SARs.

(b) “Award Agreement” shall mean a written or electronic agreement between the Company and the Awardee setting forth the terms of the Award.

(c) “Awardee” shall mean the holder of an outstanding Award.

(d) “Board” shall mean (i) the Board of Directors of the Company or (ii) both the Board and the Committee, if a Committee has been appointed in accordance with Section 4(a) of the Plan.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(f) “Committee” shall mean the Compensation Committee appointed by the Board of Directors in accordance with Section 4(a) of the Plan, if one is appointed; provided, however, if the Board of Directors appoints more than one Committee pursuant to Section 4(a), then “Committee” shall refer to the appropriate Committee, as indicated by the context of the reference.

(g) “Common Shares” shall mean the common shares of Neutron Enterprises, Inc.

(h) “Company” shall mean Neutron Enterprises, Inc., a Nevada corporation and any successor thereto.

(j) “Consultant” shall mean any person, except an Employee, engaged by the Company or any Parent or Subsidiary of the Company, to render personal services to such entity, including as an advisor.

(k) “Continuous Status as a Participant” shall mean (1) for Employees, the absence of any interruption or termination of service as an Employee, and (2) for Consultants, the absence of any interruption, expiration, or termination of such person’s consulting or advisory relationship with the Company or the occurrence of any termination event as set forth in such person’s Award Agreement. Continuous Status as a Participant shall not be considered interrupted (i) for an Employee in the case of sick leave, maternity leave, infant care leave, medical emergency leave, military leave, or any other leave of absence for which Continuous Status is not considered interrupted in accordance with the Company’s policies on such matters, and (ii) for a Consultant, in the case of any temporary interruption in such person’s availability to provide services to the Company which has been authorized in writing by the President of the Company prior to its commencement.

(l) “Conversion Options” shall mean the Options described in Section 6(c) of the Plan.

(m) “Director” means a member of the Board of Directors of the Company or any Subsidiary thereof.

(n) “Employee” shall mean any person, including an officer, who is a common law employee of, receives remuneration for personal services to, is reflected on the official human resources database as an employee of, and is on the payroll of the Company or any Parent or Subsidiary of the Company. A person is on the payroll if he or she is paid from the payroll department of the Company, or any Parent or Subsidiary of the Company. Persons providing services to the Company, or to any Parent or Subsidiary of the Company, pursuant to an agreement with a staff leasing organization, temporary workers engaged through or employed by temporary or leasing agencies, and workers who hold themselves out to the Company, Parent, or Subsidiary to which they are providing services as being independent contractors, or as being employed by or engaged through another company while providing the services are not Employees for purposes of this Plan, whether or not such persons are, or may be reclassified by the courts, the Internal Revenue Service, the U. S. Department of Labor, or other person or entity as, common law employees of the Company, Parent, or Subsidiary, either solely or jointly with another person or entity.

(o) “Effective Date” shall mean July 1, 2005.

(p) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(q) “FLSA” shall mean the Fair Labor Standards Act.

(r) “Incentive Stock Option” shall mean any Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(s) “Maximum Annual Participant Award” shall have the meaning set forth in Section 5(b).

(t) “Nonqualified Stock Option” shall mean an Option not intended to qualify as an Incentive Stock Option.

(u) “Option” shall mean a stock option granted pursuant to Section 6 of the Plan.

(v) “Parent” shall mean a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(w) “Participant” shall mean a Director, Employee or Consultant.

(x) “Plan” shall mean this 2005 Stock Plan, including any amendments thereto.

(y) “Share” shall mean one Common Share, as adjusted in accordance with Section 14 of the Plan.

(z) “SAR” shall mean a stock appreciation right awarded pursuant to Section 8 of the Plan.

(aa) “Stock Award” shall mean a grant of Shares or of a right to receive Shares or their cash equivalent (or both) pursuant to Section 7 of the Plan.

(bb) “Subsidiary” shall mean (i) in the case of an Incentive Stock Option a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, and (ii) in the case of a Nonqualified Stock Option, a Stock Award or an SAR, in addition to a subsidiary corporation as defined in (i), a limited liability company, partnership or other entity in which the Company controls 50 percent or more of the voting power or equity interests.

3.      Shares Subject to the Plan. Subject to the provisions of Sections 14 and 16 of the Plan, the maximum aggregate number of Shares (increased, proportionately, in the event of any stock split, stock dividend or similar event with respect to the Shares) which may be awarded and delivered under the Plan shall not exceed 6,000,000 Shares (unadjusted for any stock split or stock dividend with respect to the Shares). The Shares may be authorized, but unissued, or reacquired Common Shares.

     Subject to the provisions of the following sentence, if an Award should expire or become unexercisable for any reason without having been exercised in full, the undelivered Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future Awards under the Plan. Notwithstanding anything to the contrary contained herein, any Awards of Options that are transferred to a third party pursuant to a program under which the holder of certain Options may transfer such Options to such third party in exchange for cash or other consideration, shall be removed from the Plan and the Shares subject to such Awards shall not be available for regrant under the Plan regardless of whether the transferred Options are exercised or expire without exercise.

4.      Administration of the Plan.

(a) Procedure. The Plan shall be administered by the Board of Directors of the Company.

(i)	The Board of Directors may appoint one or more Committees each consisting of not less than two members of the Board of Directors to administer the Plan on behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe. Once appointed, such Committees shall continue to serve until otherwise directed by the Board of Directors.

(ii)	From time to time the Board of Directors may increase the size of the Committee(s) and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, or fill vacancies however caused.

(b) Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options, Nonqualified Stock Options, Stock Awards, and SARs; (ii) to determine, in accordance with Section 11(b) of the Plan, the fair market value of the Shares; (iii) to determine, in accordance with Section 11(a) of the Plan, the exercise price per share of Awards to be granted; (iv) to determine the Participants to whom, and the time or times at which, Awards shall be granted and the number of Shares to be represented by each Award; (v) to interpret the Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to the Plan; including the form of Award Agreement, and manner of acceptance of an Award, (vii) to determine the terms and provisions of each Award to be granted (which need not be identical) and, with the consent of the Awardee, modify or amend each Award; (viii) to authorize conversion or substitution under the Plan of any or all Conversion Options; (ix) to accelerate or defer (with the consent of the Awardee) the exercise date of any Option; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Award previously granted by the Board; and (xi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Board may, but need not, determine that an Award shall vest or be granted subject to the satisfaction of one or more performance goals. Performance goals for awards will be determined by the Compensation Committee of the Board and will be designed to support the business strategy, and align executives’ interests with customer and shareholder interests. For awards that are intended to qualify as performance-based compensation under Section 162(m), performance goals will be based on one or more of the following business criteria: sales or licensing volume, revenues, customer satisfaction, expenses, organizational health/productivity, earnings (which includes similar measurements such as net profits, operating profits and net income, and which may be calculated before or after taxes, interest, depreciation, amortization or taxes), margins, cash flow, shareholder return, return on equity, return on assets or return on investments, working capital, product shipments or releases, brand or product recognition or acceptance and/or stock price. These criteria may be measured: individually, alternatively or in any combination; with respect to the Company, a subsidiary, division, business unit, product line, product or any combination of the foregoing; on an absolute basis, or relative to a target, to a designated comparison group, to results in other periods or to other external measures; and including or excluding items that could affect the measurement, such as extraordinary or unusual and nonrecurring gains or losses, litigation or claim judgments or settlements, material changes in tax laws, acquisitions or divestitures, the cumulative effect of accounting changes, asset write-downs, restructuring charges, or the results of discontinued operations.

(c) Effect of Board’s Decision. All decisions, determinations, and interpretations of the Board shall be final and binding on all Participants and Awardees.

5.      Eligibility.

(a) Awards may be granted to Participants and to persons to whom offers of employment as an Employee have been extended; provided that Incentive Stock Options may only be granted to Employees.

(b) The maximum number of Shares with respect to which an Award or Awards may be granted to any Participant in any one taxable year of the Company (the “Maximum Annual Participant Award”) shall not exceed 500,000 Common Shares for Options or SARs, or 500,000 shares for Stock Awards (increased, in both cases proportionately, in the event of any stock split, stock dividend or similar event with respect to the Shares). If an Option is in tandem with an SAR, such that the exercise of the Option or SAR with respect to a Share cancels the tandem SAR or Option right, respectively, with respect to each Share, the tandem Option and SAR rights with respect to each Share shall be counted as covering but one Share for purposes of the Maximum Annual Participant Award.

6.       Options.

(a) Each Option shall be designated in the written or electronic option agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate fair market value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Nonqualified Stock Options.

(b) For purposes of Section 6(a), Options shall be taken into account in the order in which they were granted, and the fair market value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(c) Options converted or substituted under the Plan for any or all outstanding stock options and stock appreciation rights held by directors, employees, consultants, advisors or other option holders granted by entities subsequently acquired by the Company or a subsidiary or affiliate of the Company (“Conversion Options”) shall be effective as of the close of the respective mergers and acquisitions of such entities by the Company. The Conversion Options may be Incentive Stock Options or Nonqualified Stock Options, as determined by the Committee; provided, however, that stock appreciation rights in the acquired entity shall only be converted to or substituted with Nonqualified Stock Options. The Conversion Options shall be options to purchase the number of Common Shares determined by multiplying the number of shares of the acquired entity’s common stock underlying each such stock option or stock appreciation right immediately prior to the closing of such merger or acquisition by the number specified in the applicable merger or acquisition agreement for conversion of each share of such entity’s common stock to a Common Share (the “Merger Ratio”). Such Conversion Options shall be exercisable at an exercise price per Common Share (increased to the nearest whole cent) equal to the exercise price per share of the acquired entity’s common stock under each such stock option or stock appreciation right immediately prior to closing divided by the Merger Ratio. No fractional Common Shares will be issued upon exercise of Conversion Options. In lieu of such issuance, the Common Shares issued pursuant to each such exercise shall be rounded to the closest whole Share. All other terms and conditions applicable to such stock options and stock appreciation rights prior to closing of the acquisition, including vesting, shall remain unchanged under the Conversion Options.

7.       Stock Awards.

(a) Stock Awards may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan. After the Committee determines that it will offer a Stock Award, it will advise the Awardee in writing or electronically, by means of an Award Agreement, of the terms, conditions and restrictions, including vesting, if any, related to the offer, including the number of Shares that the Awardee shall be entitled to receive or purchase, the price to be paid, if any, and, if applicable, the time within which the Awardee must accept the offer. The offer shall be accepted by execution of an Award Agreement in the manner determined by the Committee.

(b) Unless the Committee determines otherwise, the Award Agreement shall provide for the forfeiture of the non-vested Common Shares underlying such Stock Award upon the Awardee ceasing to be a Participant. To the extent that the Awardee purchased the Shares granted under such Stock Award and any such Shares remain non-vested at the time the Awardee ceases to be a Participant, the cessation of Participant status shall cause an immediate sale of such non-vested Shares to the Company at the original price per Common Share paid by the Awardee.

8.       SARs.

(a) The Committee shall have the full power and authority, exercisable in its sole discretion, to grant SARs to selected Awardees. The Committee is authorized to grant both tandem stock appreciation rights (“Tandem SARs”) and stand-alone stock appreciation rights (“Stand-Alone SARs”) as described below.

     (b)      Tandem SARs.

(i) Awardees may be granted a Tandem SAR, exercisable upon such terms and conditions as the Committee shall establish, to elect between the exercise of the underlying Section 6 Option for Common Shares or the surrender of the Option in exchange for a distribution from the Company in an amount equal to the excess of (A) the fair market value (on the Option surrender date) of the number of Shares in which the Awardee is at the time vested under the surrendered Option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such vested Shares.

(ii) No such Option surrender shall be effective unless it is approved by the Committee, either at the time of the actual Option surrender or at any earlier time. If the surrender is so approved, then the distributions to which the Awardee shall become entitled under this Section 8(b) may be made in Common Shares valued at fair market value on the Option surrender date, in cash, or partly in Shares and partly in cash, as the Committee shall deem appropriate.

(iii) If the surrender of an Option is not approved by the Committee, then the Awardee shall retain whatever rights he or she had under the surrendered Option (or surrendered portion thereof) on the Option surrender date and may exercise such rights at any time prior to the later of (A) five (5) business days after the receipt of the rejection notice or (B) the last day on which the Option is otherwise exercisable in accordance with the terms of the instrument evidencing such Option, but in no event may such rights be exercised more than ten (10) years after the date of the Option grant.

     (c)       Stand-Alone SARs.

(i) An Awardee may be granted a Stand-Alone SAR not tied to any underlying Option under Section 6 of the Plan. The Stand-Alone SAR shall cover a specified number of Common Shares and shall be exercisable upon such terms and conditions as the Committee shall establish. Upon exercise of the Stand-Alone SAR, the holder shall be entitled to receive a distribution from the Company in an amount equal to the excess of (A) the aggregate fair market value (on the exercise date) of the Common Shares underlying the exercised right over (B) the aggregate base price in effect for those Shares.

(ii) The number of Common Shares underlying each Stand-Alone SAR and the base price in effect for those Shares shall be determined by the Committee at the time the Stand-Alone SAR is granted. In no event, however, may the base price per Share be less than the fair market value per underlying Common Share on the grant date.

(iii) The distribution with respect to an exercised Stand-Alone SAR may be made in Common Shares valued at fair market value on the exercise date, in cash, or partly in Shares and partly in cash, as the Committee shall deem appropriate.

     (d)       The Common Shares underlying any SARs exercised under this Section 8 shall not be available for subsequent issuance under the Plan.

9.      Term of Plan. The Plan shall become effective as of the Effective Date. It shall continue in effect until terminated under Section 17 of the Plan.

10.      Term of Award; Limitations on Vesting and Repricing.

(a) The term of each Award shall be no more than ten (10) years from the date of grant. However, in the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns Shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company or any Parent or Subsidiary, the term of the Option shall be no more than five (5) years from the date of grant.

(b) Except as may be provided in the Award Agreement, each award shall vest over a period of not less than three (3) years from the date of grant, provided that Conversion Options and awards that are granted or vest based on performance goals shall not count toward the limit of this Section 10(b).

(c) No Award may be repriced, replaced, regranted through cancellation, or modified without approval of the shareholders of the Company (except in connection with an adjustment pursuant to Section 14) if the effect would be to reduce the exercise price for the Shares underlying such Award.

11.       Exercise Price and Consideration.

(a) The per Share exercise price under each Award shall be such price as is determined by the Board, subject to the following:

(i) In the case of an Incentive Stock Option

(A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant.

(B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

(ii) Except for Conversion Options under Section 6(c), the per Share exercise price under a Nonqualified Stock Option or SAR shall be no less than seventy-five percent (75%) of the fair market value per Share on the date of grant. Notwithstanding the foregoing (or any other provision of the Plan), Options and SARs that are granted to Employees who are non-exempt for purposes of the FLSA, shall satisfy the requirements for exclusion from regular rate of pay for purposes of the FLSA and shall have an exercise price that is at least eighty-five percent (85%) of the fair market value of the underlying Shares at the time of grant; furthermore, such Options or SARs shall not be exercisable within the six (6) month period immediately following the date of grant, except, if so provided in the Award Agreement, in the event of the Awardee’s death, disability, or retirement, upon a change in corporate control of the Company, or under such other circumstances as are permitted under the FLSA or rules and regulations thereunder.

(iii) The maximum aggregate number of Shares underlying all Nonqualified Stock Options and SARs with a per Share exercise price of less than fair market value on any grant date that may be granted under this Plan is 500,000 Shares (increased, proportionately, in the event of any stock split, stock dividend or similar event with respect to the Shares); provided that Conversion Options shall not count against the limit of this Section 11(a)(iii).

(b) The fair market value per Share shall be the closing price per share of the Common Share on the Over the Counter Bulletin Board (the “OTCBB”) on the date of grant. If the Shares cease to be listed on OTCBB, the Board shall designate an alternative method of determining the fair market value of the Shares. Notwithstanding the foregoing, the Board may determine that an alternative price may be fair market value if it is determined that the price on the OTCBB is not fair market value due to limited trading volume or other factors.

(c) The consideration to be paid for the Shares to be issued upon exercise of an Award, including the method of payment, shall be determined by the Board at the time of grant and may consist of cash and/or check. Payment may also be made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale proceeds necessary to pay the exercise price. If the Awardee is an officer of the Company within the meaning of Section 16 of the Exchange Act, the officer may, in addition, be allowed to pay all or part of the purchase price with Shares which, as of the exercise date, the officer has owned for six (6) months or more.

(d) Prior to issuance of the Shares upon exercise of an Award, the Awardee shall pay any federal, state, and local income and employment tax withholding obligations applicable to such Award. If an Awardee is an officer of the Company within the meaning of Section 16 of the Exchange Act, he may elect to pay such withholding tax obligations by having the Company withhold Shares having a value equal to the amount required to be withheld, and any Award under the Plan may permit or require that such withholding tax obligations be paid by having the Company withhold Shares having a value equal to the amount required to be withheld. The value of the Shares to be withheld shall equal the fair market value of the Shares on the day the Award is exercised. The right of an officer to dispose of Shares to the Company in satisfaction of withholding tax obligations shall be deemed to be approved as part of the initial grant of an Award, unless thereafter rescinded, and shall otherwise be made in compliance with Rule 16b-3 and other applicable regulations, and any Award under the Plan may permit or require that such withholding tax obligations be paid by having the Company withhold Shares having a value equal to the amount required to be withheld.

12.       Exercise of Award.

(a) Procedure for Exercise; Rights as a Shareholder. Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Board at the time of grant, and as shall be permissible under the terms of the Plan.

An Award may not be exercised for a fraction of a Share.

An Award shall be deemed to be exercised when written or electronic notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 11(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the share certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to the Award, notwithstanding the exercise of the Award. The Company shall issue (or cause to be issued) such share certificate promptly upon exercise of the Award. In the event that the exercise of an Award is treated in part as the exercise of an Incentive Stock Option and in part as the exercise of a Nonqualified Stock Option pursuant to Section 6(a), the Company shall issue a share certificate evidencing the Shares treated as acquired upon the exercise of an Incentive Stock Option and a separate share certificate evidencing the Shares treated as acquired upon the exercise of a Nonqualified Stock Option, and shall identify each such certificate accordingly in its share transfer records. No adjustment will be made for a dividend or other right for which the record date is prior to the date the share certificate is issued, except as provided in Section 14 of the Plan.

Exercise of an Award in any manner and delivery of the Shares subject to such Award shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Award, by the number of Shares as to which the Award is exercised.

(b) Termination of Status as a Participant. In the event of termination of an Awardee’s Continuous Status as a Participant, such Awardee may exercise his or her rights under any outstanding Awards to the extent exercisable on the date of termination (but in no event later than the date of expiration of the term of such Award as set forth in the Award Agreement). To the extent that the Awardee was not entitled to exercise his or her rights under such Awards at the date of such termination, or does not exercise such rights within the time specified in the individual Award Agreements, the Awards shall terminate.

(c) Disability of Awardee. Notwithstanding the provisions of Section 12(b) above, in the event of termination of an Awardee’s Continuous Status as a Participant as a result of total and permanent disability (i.e., the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of twelve (12) months), the Awardee will vest in the Award, but only to the extent of the vesting that would have occurred had the Awardee remained in Continuous Status as a Participant for a period of twelve (12) months after the date on which the Participant ceased performing services as a result of the total and permanent disability. An Option or SAR that is vested pursuant to this Section 12(c) must be exercised within eighteen (18) months (or such shorter time as is specified in the grant) from the date on which the Participant ceased performing services as a result of the total and permanent disability (but in no event later than the date of expiration of the term of such Option or SAR as set forth in the Award Agreement). To the extent that the Awardee was not entitled to exercise such Option or SAR within the time specified herein, the Award shall terminate.

(d) Death of Awardee. Notwithstanding the provisions of Section 12(b) above, in the event of the death of an Awardee:

(i) who is at the time of death a Participant, the Award will vest, but only to the extent of the vesting that would have occurred had the Awardee continued living and remained in Continuous Status as a Participant twelve (12) months following the date of death, by the Awardee’s estate or by a person who acquired the right to exercise the Award by bequest or inheritance, or

(ii) whose Option or SAR has not yet expired but whose Continuous Status as a Participant terminated prior to the date of death, the Option or SAR may be exercised, at any time within twelve (12) months following the date of death, by the Awardee’s estate or by a person who acquired the right to exercise the Option or SAR by bequest or inheritance, but only to the extent of the right to exercise that had vested at the date of termination.

(e) Notwithstanding subsections (b), (c), and (d) of this Section 12, the Board shall have the authority to extend the expiration date of any outstanding Option in circumstances in which it deems such action to be appropriate (provided that no such extension shall extend the term of an Award beyond the date on which the Award would have expired if no termination of the Employee’s Continuous Status as a Participant had occurred).

13. Non-Transferability of Awards. An Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Awardee, only by the Awardee; provided that the Board may permit further transferability, on a general or specific basis, and may impose conditions and limitations on any permitted transferability.

14.      Adjustments to Shares Subject to the Plan.

     Award, the Maximum Annual Employee Award and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per Share covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination, or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.

     In the event of the proposed dissolution or liquidation of the Company, the Award will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Award shall terminate as of a date fixed by the Board and give each Awardee the right to exercise an Award as to all or any part of the Shares subject to an Award, including Shares as to which the Award would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each Award shall be assumed or an equivalent award shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless such successor corporation does not agree to assume the Award or to substitute an equivalent award, in which case the Board shall, in lieu of such assumption or substitution, provide for the Awardee to have the right to exercise the Award as to all of the Shares subject to Awards, including Shares as to which the Award would not otherwise be exercisable. If the Board makes an Award fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Awardee that the Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Award will terminate upon the expiration of such period.

15.      Time of Granting Awards. The date of grant of an Award shall, for all purposes, be the date on which the Company completes the corporate action relating to the grant of such Award and all conditions to the grant have been satisfied, provided that conditions to the grant, exercise or vesting of an Award shall not defer the date of grant. Notice of a grant shall be given to each Participant to whom an Award is so granted within a reasonable time after the determination has been made.

16.       Substitutions and Assumptions. The Board shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies, provided such substitutions and assumptions are permitted by Section 424 of the Code and the regulations promulgated thereunder. The number of Shares reserved pursuant to Section 3 may be increased by the corresponding number of Awards assumed and, in the case of a substitution, by the net increase in the number of Shares subject to Awards before and after the substitution.

17.       Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable (including, but not limited to amendments which the Board deems appropriate to enhance the Company’s ability to claim deductions related to stock option exercises); provided that any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 14 of the Plan, and any amendment described in Section 10(b) of the Plan, shall require approval of or ratification by the shareholders of the Company.

(b) Participants in Foreign Countries. The Board shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Awards already granted and such Awards shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Awardee and the Board, which agreement must be in writing and signed by the Awardee and the Company.

18.       Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

19.       Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20. No Employment/Service Rights. Nothing in the Plan shall confer upon any Participant the right to an Award or to continue in service as an Employee or Consultant for any period of specific duration, or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining such person), or of any Participant or Awardee, which rights are hereby expressly reserved by each, to terminate such person’s services at any time for any reason, with or without cause.

COMMON STOCK
NEUTRON ENTERPRISES, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF THE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby constitutes and appoints Andrew Gertler and Ciaran Griffin, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares Neutron Enterprises, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 450 Matheson Blvd East, Unit 67, Mississauga, Ontario, Canada, at 10:00 a.m., local time, on Thursday, August 3, 2006, and at any adjournment(s) or postponement(s) thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting (receipt of which is hereby acknowledged).

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1, 2,3 4, 5, 6,7 and 8 which have been proposed by our Board of Directors, and in his discretion, upon other matters as may properly come before the Annual Meeting.

(continued and to be signed on reverse side)

Please Detach and Mail In the Envelope Provided

Please mark your votes as indicated in this example.

1.	ELECTION OF DIRECTORS.
				FOR	WITHHELD

Nominees:

	VOTE FOR all the nominees listed; except vote withheld from the following nominee(s) (if any):	01	Andrew Gertler
		02	Paul Denommee
		03	F. Bryson Farrill
		04	Rory Olson

				FOR	AGAINST	ABSTAIN
2.	APPROVAL OF THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE FROM 100,000,000 TO 200,000,000 SHARES .

				FOR	AGAINST	ABSTAIN
3.	APPROVAL OF THE AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO AUTHORIZE 10,000,000 SHARES OF PREFERRED STOCK.

				FOR	AGAINST	ABSTAIN
4.	APPROVAL OF THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO LIMIT THE LIABILITY OF AND PROVIDE FOR THE INDEMNIFICATION OF DIRECTORS AND OFFICERS TO THE FULLEST EXTENT PERMITTED BY APPLICABLE NEVADA LAW.

				FOR	AGAINST	ABSTAIN
5.	APPROVAL OF THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO PERMIT THE COMPANY TO ENGAGE IN ANY LAWFUL ACTIVITY.

				FOR	AGAINST	ABSTAIN
6.	APPROVAL OF THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION.

				FOR	AGAINST	ABSTAIN
7.	APPROVAL OF THE COMPANY’S AMENDED 2005 STOCK PLAN.

				FOR	AGAINST	ABSTAIN
8.	RATIFICATION OF THE APPOINTMENT OF STALEY, OKADA & PARTNERS TO SERVE AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006

IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

I WILL ATTEND THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE

Signature of Common Stockholder _____________________________	Signature of Common Stockholder _____________________________	Dated: ________________, 2006
IF HELD JOINTLY

     Note:     This proxy must be signed exactly as the name appears hereon. When shares are held by joint tenants, both should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.